SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, For Use of the
     Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12


                         Espey Mfg. & Electronics Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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

                         ESPEY MFG. & ELECTRONICS CORP.

                           ---------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 2007
                           ---------------------------

                                                                October 23, 2007

To the Shareholders of

     ESPEY MFG. & ELECTRONICS CORP.:

     You are cordially invited to attend the Annual Meeting of Shareholders of Espey Mfg. & Electronics Corp., which will be held at The Saratoga, 534 Broadway, Saratoga Springs, New York, on November 30, 2007, at 9:00 a.m., Eastern Standard Time, for the following purposes:

          1. To elect two Class B Directors to serve for a three year term expiring at the 2010 Annual Meeting or until their respective successors are duly elected and qualify; and

          2. To ratify the appointment of Rotenberg & Company, LLP as the Company's independent public accountants for the fiscal year ending June 30, 2008; and

          3. To approve the adoption of the Espey Mfg. & Electronics Corp. 2007 Stock Option and Restricted Stock Plan.

     No other business may be transacted at the meeting.

     The Board of Directors has fixed the close of business on October 9, 2007, as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, said meeting or any adjournment thereof. The books for transfer of the Company's capital stock will not be closed.

     Even if you expect to attend the meeting in person, it is urged by the Company that you mark, sign, date and return the enclosed proxy. The proxy may be revoked at any time before it is voted and shareholders who execute proxies may nevertheless attend the meeting and vote their shares in person. Every properly signed proxy will be voted as specified unless previously revoked.


                                            By Order of the Board of Directors,

                                                 /S/ PEGGY A. MURPHY

                                                    PEGGY A. MURPHY
                                                  Corporate Secretary


     Please make your specification and sign and date the enclosed proxy and mail it promptly in the accompanying pre-addressed, postage-free envelope.

                         ESPEY MFG. & ELECTRONICS CORP.
                               233 Ballston Avenue
                        Saratoga Springs, New York 12866

                                 PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of Espey Mfg. & Electronics Corp. (the "Company") for use in voting at the Annual Meeting of the Shareholders of the Company to be held at The Saratoga, 534 Broadway, Saratoga Springs, New York, on November 30, 2007, at 9:00 a.m., Eastern Standard Time, and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice of Meeting. It is anticipated that the Notice of Annual Meeting of Shareholders, this Proxy Statement and the form of proxy will be mailed on or about October 23, 2007.

                       VOTING AND REVOCABILITY OF PROXIES

     Every properly dated, executed and returned proxy will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares represented by such proxy will be voted (i) For the election of the Class B Directors nominated by the Board of Directors, (ii) For ratification of the appointment of Rotenberg & Company, LLP as the Company's independent public accountants for the fiscal year ending June 30, 2008 and (iii) For approval of the adoption of the Espey Mfg. & Electronics Corp. 2007 Stock Option and Restricted Stock Plan. Any shareholder giving a proxy has the power to revoke it at any time prior to the voting thereof by voting in person at the Annual Meeting, by giving written notice to the Secretary prior to the Annual Meeting, or by signing and delivering a new proxy card bearing a later date.

     The Company's only class of voting securities is its Common Stock, par value $.33-1/3 per share (the "Common Stock"). Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. In accordance with the Company's By-Laws and applicable state law, the election of directors will be determined by a plurality of the votes cast by the holders of shares of Common Stock present and entitled to vote thereon, in person or by proxy, at the Annual Meeting. Shares present which are properly withheld as to voting with respect to any one or more nominees, and shares present with respect to which a broker indicates that it does not have authority to vote ("broker non-vote") will not be counted. Cumulative voting in connection with the election of directors is not permitted. The affirmative vote of shares representing a majority of the votes cast by the holders of shares present and entitled to vote is required to approve the other matters to be voted on at the Annual Meeting. Shares, which are voted to abstain and broker non-votes, are not counted as votes cast on any matter to which they relate.

     The By-Laws of the Company provide that the majority of the shares of the Common Stock of the Company issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at the Annual Meeting. Shares, which are voted to abstain, are considered as present at the Annual Meeting for the purposes of determining a quorum. Broker non-votes are considered as present at the Annual Meeting for the purposes of determining a quorum.

                         RECORD DATE AND SHARE OWNERSHIP

     Only holders of Common Stock of record on the books of the Company at the close of business on October 9, 2007 will be entitled to vote at the meeting. There were outstanding and entitled to vote on October 9, 2007, 2,317,750 shares of Common Stock.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation, as amended, provides that the Board of Directors shall consist of not less than three nor more than nine persons with the actual number determined in accordance with the Company's bylaws. The Certificate of Incorporation further provides that there shall be three classes of directors (Class A, Class B and Class C) with overlapping three-year terms and that all classes shall be as nearly equal in number as possible.

     The Board of Directors fixed the present number of directors at seven. The terms of two Class B Directors expire at the Annual Meeting. There are presently two Class C Directors, whose terms expire at the 2008 Annual Meeting, and three Class A Directors, whose terms expire at the 2009 Annual Meeting.

     The Board of Directors has nominated two persons to stand for election as Class B Directors.

     The votes will be cast pursuant to the enclosed proxy for the election of each of the Class B nominees named unless specification is made withholding such authority. Each of the nominees is presently a director of the Company. Should any of said nominees for Class B Directors become unavailable, which is not anticipated, the proxies named in the enclosed proxy will vote for the election of such other persons as the Board of Directors may recommend. Proxies may not be voted for a greater number of persons than the nominees named.

     The names and business experience for the past five years of the two persons who have been nominated by the Board of Directors to stand for election as Class B Directors at the Annual Meeting and the remaining directors whose terms are continuing until the 2008 or 2009 Annual Meeting appear below.

     The Board has determined that the Board members with the exception of Howard Pinsley and Barry Pinsley are independent in accordance with the listing standards of the American Stock Exchange and the Bylaws of the Company.

     The Board determined that the payments for miscellaneous legal services made to the law firm Langrock, Sperry & Wool, of which Michael W. Wool is a Senior Partner, and described under the heading "Certain Relationship and Related Transactions", did not prevent it from concluding that Mr. Wool is independent, because the amount of the payments constituting legal fees have not exceeded $60,000 during any of the three previous years.

     The independent members of the Board met one time during the fiscal year ended June 30, 2007 with no members of management present.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES FOR CLASS B DIRECTORS.

                  NOMINEES FOR CLASS B DIRECTORS -- SERVING FOR
              A THREE YEAR TERM EXPIRING AT THE 2010 ANNUAL MEETING

                                                                                          Period to
                             Offices and                                                     Date
                           Positions Held                                                 Served as
        Name          Age   with Company         Principal Occupation or Employment        Director
        ----          ---   ------------         ----------------------------------        --------
Barry Pinsley (1) .... 66        --       Certified Public Accountant who for five           1994
                                          years acted as a consultant to the Company
                                          prior to his election as a Vice President-
                                          Special Projects on March 25, 1994. On
                                          December 6, 1997, Mr. Pinsley was elected
                                          to the position of Vice President-Investor
                                          Relations and Human Resources, from which
                                          he resigned on June 9, 1998. He continued as
                                          a non-executive officer through December 31,
                                          2005.  Mr.  Pinsley  was a  practicing
                                          Certified Public Accountant in Saratoga
                                          Springs, New York since 1975, and is
                                          currently semi-retired.

Seymour Saslow ....... 86        --       Mr. Saslow was Senior Vice President from          1992
                                          1992 until December 31, 1999. From 1973
                                          until being elected Senior Vice President, he
                                          served as Vice President. He joined the Company
                                          on July 22, 1952. Mr. Saslow graduated from the
                                          City College of New York in 1944 with a degree
                                          in electrical engineering and is a senior member
                                          of the Institute of Electrical and Electronics
                                          Engineers Inc. He holds many patents and serves
                                          on the board of several charitable
                                          organizations.

                  CONTINUING CLASS C DIRECTORS -- SERVING FOR A
               THREE YEAR TERM EXPIRING AT THE 2008 ANNUAL MEETING

                                                                                          Period to
                             Offices and                                                     Date
                           Positions Held                                                 Served as
        Name          Age   with Company         Principal Occupation or Employment        Director
        ----          ---   ------------         ----------------------------------        --------

Paul J. Corr ......... 63        --       Certified Public Accountant who has been a         1992
                                          Principal, at Capital Financial Advisors of
                                          New York, LLC, Clifton Park, NY, since 2003.
                                          Mr. Corr is also a shareholder  in the Clifton
                                          Park, NY  accounting  firm of Rutnik & Corr, P.C.
                                          In May 2007 he retired from Skidmore College
                                          where he had been a Professor of Management
                                          and Business since 1981.


                            CONTINUING CLASS C DIRECTORS -- SERVING FOR A
                        THREE YEAR TERM EXPIRING AT THE 2008 ANNUAL MEETING

                                                                                            Period to
                             Offices and                                                       Date
                           Positions Held                                                   Served as
        Name          Age   with Company         Principal Occupation or Employment          Director
        ----          ---   ------------         ----------------------------------          --------

Michael W. Wool       61         --           Attorney engaged in private practice              1990
                                              of law and Senior Partner since 1982 in
                                              the law firm of Langrock, Sperry & Wool,
                                              with offices in Burlington, VT and
                                              Middlebury, VT. Mr. Wool also serves on
                                              the board of the New England Board of
                                              Higher Education and the Burlington Boys
                                              and Girls Club.

                            CONTINUING CLASS A DIRECTORS -- SERVING FOR A
                        THREE YEAR TERM EXPIRING AT THE 2009 ANNUAL MEETING

                                                                                            Period to
                             Offices and                                                       Date
                           Positions Held                                                   Served as
        Name          Age   with Company         Principal Occupation or Employment          Director
        ----          ---   ------------         ----------------------------------          --------

Howard Pinsley (1)    67  President, Chief    Howard Pinsley has spent his entire career         1992
                          Executive Officer   with the Company. He served as Program
                          and Chairman of     Director prior to being elected Vice President
                          the Board           -Special Power Supplies on April 3, 1992.
                                              On December 6, 1996, Mr. Pinsley was
                                              elected to the position of Executive Vice
                                              President. On June 9,1998 he was elected to
                                              the positions of President and Chief Operating
                                              Officer. Subsequently he became Chief
                                              Executive Officer and Chairman of the Board.

Alvin O. Sabo         64         --           Attorney engaged in private practice of law        1999
                                              and Of Counsel to the law firm of Donohue,
                                              Sabo, Varley & Huttner, LLP in Albany, NY.
                                              He was a partner with a predecessor firm
                                              begining in 1980. Prior to that position, he was
                                              Assistant Attorney General, State of New York,
                                              Department of Law for eleven years.

Carl Helmetag         59         --           President and CEO of UVEX Sports Inc. in           1999
                                              Cranston, RI. From 1996 to 1999, he was
                                              President and CEO of HEAD USA Inc.
                                              Prior to that position, Mr. Helmetag was
                                              Executive Vice President and then President
                                              at Dynastar Inc. from 1978 to 1996. He is a
                                              MBA graduate from The Wharton School
                                              of Business, University of Pennsylvania.

----------

(1) Barry Pinsley and Howard Pinsley are cousins.

     None of the directors holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Act of 1933 or any company registered as an Investment Company under the Investment Company Act of 1940.

     The only individuals currently considered executive officers of the Company not identified previously are:

     James Clemens, 58, Vice President of Sales and Marketing of the Company since March 1, 2004. He was elected as an executive officer on May 19, 2006. Mr. Clemens held various positions in the power systems industry for seven years prior to joining the Company. From 1997 to 1999, he was President and Chief Executive Officer of Ling Electronics, Inc., which was acquired by SatCon Power Systems. He then served as Transition Manager and consultant to SatCon until 2003.

     Katrina L. Sparano, 36, Assistant Treasurer and Principal Accounting Officer of the Company since November 12, 2004. Ms. Sparano is a Certified Public Accountant. Prior to joining the Company on July 29, 2004, she was the Assistant Controller for Cambridge Heart, Inc.

     Peggy A. Murphy, 49, Secretary of the Company since December 11, 1998. She has been employed by the Company as Director of Human Resources since October 1998.

     David A. O'Neil,  42,  Treasurer  and  Principal  Financial  Officer  since
January 4, 2000. Mr. O'Neil is a Certified Public Accountant who, prior to joining the Company, was a Senior Manager at the accounting firm of KPMG LLP.

     The terms of office of all executive officers are until the next annual meeting of the Board of Directors unless successors are sooner appointed by the Board of Directors.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the Company's fiscal year ended June 30, 2007, the Board of Directors held a total of four meetings, and each director then in office attended at least 75% of such meetings. Under the policies of the Board, Directors are expected to attend regular Board meetings, Board committee meetings, as applicable, and the annual stockholder meeting. All of the Company's directors attended the 2006 Annual Meeting.

     The Board has a standing Audit Committee whose members are Paul J. Corr, Chairman, Alvin O. Sabo and Carl Helmetag. The functions of this Committee include reviewing the engagement of the independent accountants, the scope and timing of the audit and any non-audit services to be rendered by the independent accountants, reviewing with the independent accountants and management the Company's policies and procedures with respect to internal auditing, accounting and financial controls, and reviewing the report of the independent accountants upon completion of its audit. During the fiscal year ended June 30, 2007, the Audit Committee held four meetings, and each Committee member attended at least 75% of such meetings.

     The Board has a standing Nominating Committee whose members are Carl Helmetag, Chairman, Michael Wool, and Paul J. Corr. The function of this Committee is to identify and recommend to the Board individuals for nomination to fill vacancies in, and for renomination to, positions as Directors of the Corporation. During fiscal year ended June 30, 2007, the Nominating Committee held one meeting and each Committee member attended the meeting.

     The Board has determined that all of the members of the Audit Committee and the Nominating Committee meet the independence criteria for audit committee and nominating committee members as set forth in the listing standards of the American Stock Exchange. The Board has further determined that Mr. Corr qualifies as an audit committee financial expert in accordance with the rules of the United States Securities and Exchange Commission ("SEC").

     The Board of Directors does not have a standing compensation committee and believes that it is not necessary to have such a committee because all directors participate in the consideration of executive officer and director compensation. Howard Pinsley, President and Chief Executive Officer, makes recommendations to the full Board as to salary increases and bonuses for the other executive officers and also advises the other directors as to salary increases and bonuses to which he believes he is entitled based upon performance. Mr. Pinsley does not participate in the Board's deliberations regarding his own compensation.

     The Board has a standing Stock Option Committee whose current members are Paul J. Corr, Chairman, Howard Pinsley, and Barry Pinsley. The functions of this Committee include recommending to the full Board to whom, and the time or times at which, options will be granted, the number of shares of common stock that underlie each option and the exercise price and vesting schedule for options granted pursuant to the Company's 2000 Stock Option Plan. The Committee will perform the same function with respect to the Espey Mfg. & Electronic's Corp. 2007 Stock Option and Restricted Stock Plan if it is approved by the shareholders at the Annual Meeting. During the fiscal year ended June 30, 2007, the Stock Option Committee held one meeting and each Committee member attended such meetings.

     The Board also has a Succession Committee, members of which are Paul J. Corr, Howard Pinsley, Alvin O. Sabo and Michael Wool and a Mergers and Acquisition Committee, members of which are Howard Pinsley, Barry Pinsley and Michael Wool.

                       NON-EMPLOYEE DIRECTOR COMPENSATION

     Company employees who also serve on the Company's Board of Directors do not receive director's fees. The non-employee Directors receive an annual fee of $21,000 for being a member of the Board of Directors. Each Director who also serves as a member of the Audit Committee is compensated an additional annual fee of $5,000. Each Director who serves as a member of the Succession Committee or the Mergers and Acquisition Committee is compensated an additional $2,500 for each committee. These fees are paid in monthly installments to the Directors.

     The  following   table  sets  forth  the   compensation  of  the  Company's
non-employee Directors for the fiscal year ending June 30, 2007:

                        Fees Earned or    Option        All Other
                         Paid in Cash     Awards      Compensation    Total
     Name                     ($)       ($)(a),(c)       ($)(b)        ($)
     ----                ------------   ----------    ------------   -------
     Seymour Saslow         $21,000       $3,890         $5,752      $30,642
     Barry Pinsley          $23,500       $5,446         $7,566      $36,512
     Michael W. Wool        $26,000       $6,224         $5,824      $38,048
     Paul J. Corr           $28,500       $7,780             --      $36,280
     Alvin O. Sabo          $28,500       $5,446             --      $33,946
     Carl Helmetag          $26,000       $5,446             --      $31,446

     -------------------
     (a) Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year ended June 30, 2007 in accordance with FAS 123(R). For information concerning the assumptions made in the valuation of awards, see Note 12 of our financial statements for the fiscal year ended June 30, 2007.

     (b) Represents the amount reported to Directors as income in respect of Company provided health insurance for fiscal year ended June 30, 2007 and in the case of Mr. Barry Pinsley this amount includes earned income on his account in the Company's ESOP.

     (c) The non-employee Directors held the following unexercised options at fiscal year end 2007:

                          Number of       Number of
                         Securities      Securities
                         Underlying      Underlying       Option        Option
                         Unexercised     Unexercised     Exercise     Expiration
                           Options         Options         Price         Date
                              #               #              $
     Name                Exercisable    Unexercisable
     ----                -----------    -------------    --------     ----------
     Paul J. Corr           1200                          $11.25       8/20/2014
                                            2000          $17.36      10/13/2015
                                            2000          $17.80       5/19/2016
                                            2000          $18.29       2/21/2017

     Carl Helmetag           800                          $ 9.93        3/1/2012
                             800                          $ 9.25        3/4/2013
                             800                          $11.25       8/20/2014
                                            1400          $17.36      10/13/2015
                                            1400          $17.80       5/19/2016
                                            1400          $18.29       2/21/2017

     Barry Pinsley                          1400          $17.36      10/13/2015
                                            1400          $17.80       5/19/2016
                                            1400          $18.29       2/21/2017

     Alvin O. Sabo          1000                          $11.25       8/20/2014
                                            1800          $17.36      10/13/2015
                                            1400          $17.80       5/19/2016
                                            1400          $18.29       2/21/2017

     Seymour Saslow         1000                          $ 9.25        3/4/2013
                            1000                          $11.25       8/20/2014
                                            1000          $17.36      10/13/2015
                                            1000          $17.80       5/19/2016
                                            1000          $18.29       2/21/2017

                                       Option Awards
                          Number of       Number of
                         Securities      Securities
                         Underlying      Underlying       Option        Option
                         Unexercised     Unexercised     Exercise     Expiration
                           Options         Options         Price         Date
                              #               #              $
     Name                Exercisable    Unexercisable
     ----                -----------    -------------    --------     ----------
     Michael W. Wool        1000                           $ 8.98       3/1/2011
                            1000                           $ 9.93       3/1/2012
                            1000                           $ 9.25       3/4/2013
                            1000                           $11.25      8/20/2014
                                            1600           $17.36     10/13/2015
                                            1600           $17.80      5/19/2016
                                            1600           $18.29      2/21/2017

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table summarizes the annual compensation for each of the fiscal years ended June 30, 2007 and June 30, 2006 received by the Company's principal executive officer and the Company's two most highly compensated executive officers other than the principal executive officer who received over $100,000 in total compensation for the fiscal year ended June 30, 2007 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                         Option       All Other
          Name and                  Salary     Bonus   Awards (a)  Compensation (b)   Total
     Principal Position     Year       $         $          $             $             $
     ------------------     ----   --------   -------    -------   ---------------  --------
     Howard Pinsley         2007   $206,048   $40,000    $15,560       $40,175      $301,783
                            2006   $198,024   $30,000    $32,932       $27,237      $288,193

     David A. O'Neil        2007   $123,924   $20,000    $ 7,780       $22,869      $174,573
                            2006   $119,082   $15,000    $14,778       $15,568      $164,428

     James Clemens          2007   $139,897   $10,000    $ 7,780       $ 3,834      $161,511
                            2006   $132,540   $ 5,000    $14,778       $  0.00      $152,318

---------------
     (a) Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year ended June 30, 2007 in accordance with FAS 123(R). For information concerning the assumptions made in the valuation of awards, see Note 12 of our financial statements for the fiscal year ended June 30, 2007.

     (b)  All other compensation for fiscal years 2007 and 2006 was as follows:.

                                   Value of
                                 vested shares       Company
                                  and cash in     Contributions
                                    Company         to 401(k)
     Name                Year       ESOP ($)         Plan ($)      Total
     ----                ----       --------         --------      -----
     Howard Pinsley      2007       $38,907           $1,268      $40,175
                         2006       $26,329           $  908      $27,237

     David A. O'Neil     2007       $21,347           $1,522      $22,869
                         2006       $14,034           $1,534      $15,568

     James Clemens       2007        $3,834               --      $ 3,834
                         2006            --               --           --

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

     The following table sets forth information concerning outstanding equity awards held by the Company's Named Executive Officers at fiscal year end:

                          Number of        Number of
                         Securities       Securities
                         Underlying       Underlying       Option       Option
                         Unexercised      Unexercised     Exercise    Expiration
                           Options          Options         Price        Date
                              #                #              $
     Name                Exercisable     Unexercisable
     ----                -----------     -------------    --------    ----------
     Howard Pinsley         4000                           $11.25      8/20/2014
                                             4000          $17.36     10/13/2015
                                             4000          $17.80      5/19/2016
                                             4000          $18.29      2/21/2017

     David O'Neil           1600                           $ 9.93       3/1/2012
                            1600                           $ 9.25       3/4/2013
                            1600                           $11.25      8/20/2014
                                             1600          $17.36     10/13/2015
                                             2000          $17.80      5/19/2016
                                             2000          $18.29      2/21/2017

     James Clemens           800                           $11.25      8/20/2014
                                             1600          $17.36     10/13/2015
                                             2000          $17.80      5/19/2016
                                             2000          $18.29      2/21/2017

                           SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS


                              Number of securities to      Weighted-average          Number of Securities remaining
                              be issued upon exercise      exercise price of      available for future issuance under
                              of outstanding options,    outstanding options,     equity compensation plan (excluding
Plan Category                   warrants and rights      warrants and rights       securities reflected in column (a))
----------------------------------------------------------------------------------------------------------------------
                                        (a)                        (b)                              (c)
----------------------------------------------------------------------------------------------------------------------
Equity compensation
    plans approved by
    security holders                 138,800                     $15.77                           75,400
Equity compensation
    plans not approved
    by security holders                 --                          --                              --
                                     -------                                                      ------
            Total                    138,800                                                      75,400
                                     =======                                                      ======

                                    INSURANCE

     The executive officers and directors of the Company can elect to be covered under the company-sponsored health plans, which do not discriminate in favor of the officers, or directors of the Company and which are available generally to all employees. In addition, the executive officers are covered under a group life plan, which does not discriminate, and is available to all employees.

     The Company maintains insurance coverage, as authorized by Section 726 of the New York Business Corporation Law, providing for (a) reimbursement of the Company for payments it makes to indemnify officers and directors of the Company, and (b) payment on behalf of officers and directors of the Company for losses, costs and expenses incurred by such individuals in any actions.

                       EMPLOYEE RETIREMENT PLAN AND TRUST

     Under the Company's ESOP, approved by the Board of Directors on June 2, 1989, effective July 1, 1988, all non-union employees of the Company, including the Company's executive and non-executive officers are eligible to participate.

The ESOP is a non-contributory plan, which is designed to invest primarily in shares of common stock of the Company. Certain technical amendments not considered material were adopted effective as of June 10, 1994, July 1, 2003, and July 1, 2005.

     Of the 446,418 shares of common stock of the Company allocated to participants of the ESOP as of June 30, 2007, 24,928 shares were allocated to Howard Pinsley, 6,539 shares were allocated to David A. O'Neil, 5,301 shares were allocated toBarry Pinsley and 1,549 shares were allocated to James Clemens.

     The ESOP's purchase of common stock from the Company has been financed by loans from the Company to the ESOP. Each year the Company makes contributions to the ESOP which are used to make loan interest and principal payments to the Company. Following each payment of principal on the loan, a portion of the unallocated shares held by the ESOP is allocated to participants.

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

     None of the Company's executive officers has a written employment agreement. The Company has an agreement with Howard Pinsley, President and Chief Executive Officer, most recently amended and restated as of August 17, 2007, under which upon Mr. Pinsley's termination or resignation as chief executive officer, he becomes a non-executive officer of the Company for a period of 36 months. In consideration for the performance of services to be provided by Mr. Pinsley for the equivalent of nine days per month, he will receive full benefits plus $15,000 per month for the first three months and $4,333 per month for the next 33 months. The agreement expires on December 31, 2009

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors (the "Committee") is comprised of three independent directors and operates under a written charter, revised most recently by the Board on February 16, 2007 which is attached as Appendix A to this Proxy Statement.

     In  fulfilling  its  responsibilities,   the  Committee  has  reviewed  and
discussed the Company's audited consolidated financial statements for the fiscal year ended June 30, 2007 with management and the independent auditors.

     The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended Communication with Audit Committees. In addition, the Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No.1, (Independence Discussions with Audit Committees), and has discussed with the auditors the auditors' independence.

     The Committee considered and concluded that the provision of non-audit services by the independent auditors was compatible with maintaining their independence.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007.

     The Audit Committee  Charter is available on our website at  www.espey.com,
                                                                  -------------
under the tab "Investors".

                                                          Audit Committee:
                                                          Paul J. Corr, Chairman
                                                          Carl Helmetag
                                                          Alvin O. Sabo

                  CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

     The Nominating Committee of the Board of Directors (the "Nominating Committee") is comprised of three independent directors and operates under a written charter, which was most recently filed with the SEC as Exhibit B to the Company's Proxy Statement for its Annual Meeting held on November 12, 2004. A copy of the charter is available on the Company's website, www.espey.com, under the tab "Investors".

     The Nominating Committee will review the present needs of the Board and establish criteria as to particular qualifications in terms of background and experience that could meet such needs. At a minimum, the Nominating Committee believes that nominees for Directors should have either experience in the industry in which the Company engages or professional, business or academic qualifications that differ from existing members of the Board and could augment the aggregate expertise possessed by Board members. The Company further believes that all nominees should be able to make a contribution to the Board that will enhance the development and growth of the Company business and shareholder value; devote adequate time to service as a Director; and work well with other Board members in a collegial manner.

     The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, shareholders or external sources and all self nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by shareholders and self nominated as it does for those proposed by other Board members, management and search companies.

     The Nominating Committee will consider bona fide recommendations by shareholders as to potential Director nominees, who meet the above standards. A shareholder wishing to submit such a recommendation should send a letter, postmarked no later than 120 days prior to the date on which the Company's annual meeting was held during the prior year, to the Secretary of the Company. The letter must identify its writer as a shareholder of the Company, provide evidence of the writer's stock ownership and provide:

     o The name, address, telephone number and social security number of the candidate to be considered;

     o A description of understandings, contractual, business or familial relationships between the shareholder and the candidate, if any, and an unexecuted written consent of the candidate to serve as a director of the Company, if nominated and elected;

     o    The candidate's resume and at least three references;

     o A statement of the candidate's qualifications to serve on the Board of Directors and specified Board committees which shall include an explanation as to how elements of the candidate's background and experience would be a benefit to the Company and its business.

     All candidates recommended to the Nominating Committee must meet the independence standards of the American Stock Exchange and the definition of "independent director" in the Company by-laws.

     All nominees for election at this Annual Meeting were previously elected by the shareholders and are standing for re-election.

                    SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     Mail can be addressed to Directors in care of the Office of the Secretary, Espey Mfg. & Electronics Corp. 233 Ballston Avenue, Saratoga Springs, New York 12866. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Trivial items will be delivered to the Directors at the next scheduled Board meeting. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to "Outside Directors" or "Non-Management Directors" will be forwarded or delivered to the Chairman of the Audit Committee. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information regarding ownership of the Company's outstanding Common Stock as of October 9, 2007, by each person or group who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock.


Title                 Name and Address of                 Amount and Nature        Percent
Class                  Beneficial Owner                of Beneficial Ownership    of Class
-----                 -------------------              -----------------------    --------
Common Stock     Franklin Resources, Inc.                 156,000 - Direct (1)       6.7%
                 One Franklin Parkway
                 San Mateo, CA 94403-1906

Common Stock     Espey Mfg. & Electronics Corp.           683,720 - Direct (2)      29.5%
                 Employee Retirement Plan and Trust
                 233 Ballston Ave
                 Saratoga Springs, NY 12866

Common Stock     Advisory Research, Inc.                  219,640 - Direct (3)       9.5%
                 180 North Stetson St.
                 Suite 5500
                 Chicago, IL 60601

Common Stock     Howard Pinsley,                          103,768 - Direct (4)       5.4%
                 233 Ballston Avenue                     24,928 - Indirect (4)
                 Saratoga Springs, NY 12866

------------------

(1) The information as to the number of shares of Common Stock and the percent of class ownership of the Company that may be deemed beneficially owned by Franklin Advisory Services, LLC ("Franklin") is from the Schedule 13G, dated October 12, 2006 filed with the Securities and Exchange Commission(the "SEC"). The Franklin statement indicated that Franklin's investment "management subsidiaries," have sole voting and dispositive power with respect to all of the shares of Common Stock shown in the table above for Franklin. The Franklin statement indicates that the Common Stock set forth in the table is beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect Franklin investment management subsidiaries. The statement also indicated that it filed the Schedule 13G on behalf of itself and Franklin's principal shareholders, Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders"), all of which are deemed beneficial owners of the shares of Common Stock shown in the above table for Franklin. Franklin and the Principal Shareholders disclaim any economic interest or beneficial ownership in any of the Common Stock shown in the table for Franklin.

(2) The shares of common stock owned by the ESOP Trust are voted by the Trustees in the manner directed by the ESOP Committee. The Trustees, Howard Pinsley and Peggy A. Murphy, are the Chairman of the Board, Chief Executive Officer and President of the Company and Secretary of the Company,
     respectfully. The ESOP Committee, which is appointed by the Board of Directors, is comprised of Mr. Howard Pinsley, Ms. Murphy, Director Michael
     W. Wool and David A. O'Neil, the Treasurer and Principal Financial Officer of the Company. As to shares that have been allocated to the accounts of participants in the ESOP, the Trustees are directed by the Committee to vote such shares in accordance with instructions of the participants. As to unallocated shares and allocated shares for which voting instructions have not been received from participants, the Committee instructs the Trustee to vote such votes proportionately to the shares as to which voting instructions have been received. As of October 9, 2007, 434,553 shares were allocated to the accounts of participants and 249,167 shares were unallocated.

(3) The information as to the number of shares of Common Stock and the percent of class ownership of the Company that may be deemed beneficially owned by advisory clients of Advisory Research, Inc. ("Advisory") is from the
     Schedule 13G dated February 25, 2007 filed with the SEC. Advisory, a registered investment advisor, is deemed to have beneficial ownership of 219,640 shares of the Company's Common Stock as of February 20, 2007, all of which shares are held in Advisory investment companies, trusts and accounts. Advisory, in its role as investment advisor and/or manager, reported sole voting power with respect to 219,640 shares.

(4) This information is from Form 4 dated August 27, 2007 filed with the SEC. Indirect shares represent stock being held in the Company ESOP. Direct shares include options to acquire 8,000 shares of Common Stock which are exercisable within 60 days.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following information is furnished as of October 9, 2007 (unless otherwise indicated), as to each class of equity securities of the Company beneficially owned by all Directors and Executive Officers and by Directors and Executive Officers of the Company as a Group:

Title              Name and Address of          Amount and Nature        Percent
Class               Beneficial Owner         of Beneficial Ownership    of Class
-----              -------------------       -----------------------    --------

Common Stock       James Clemens...........       1,600-Direct                *
                                                  1,549-Indirect (2)

Common Stock       Paul J. Corr ...........       8,439-Direct (1)            *

Common Stock       Carl Helmetag ..........      12,300-Direct (1)            *

Common Stock       Peggy A. Murphy ........       2,400-Direct (1)            *
                                                  8,425-Indirect (2)

Common Stock       David A. O'Neil ........      11,200-Direct (1)            *
                                                  6,539-Indirect (2)

Common Stock       Barry Pinsley                 56,260-Direct (1)         2.4%

Common Stock       Howard Pinsley .........     103,768-Direct (1)         5.5%
                                                 24,928-Indirect (2)

Common Stock       Alvin O. Sabo ..........       9,300-Direct (1)            *

Common Stock       Seymour Saslow .........      12,016-Direct (1)            *

Title           Name and Address of             Amount and Nature        Percent
Class            Beneficial Owner            of Beneficial Ownership    of Class
-----           -------------------          -----------------------    --------


Common Stock    Katrina Sparano...........          600-Direct (1)             *
                                                    827-Indirect (2)

Common Stock    Michael W. Wool...........        6,300-Direct (1)             *

Common Stock    Officers and Directors....      224,183-Direct (1)         11.3%
                as a Group (13 persons)          42,268-Indirect (2)

------------------

* Less than one percent

(1) Direct shares include options to acquire shares which are exercisable within 60 days as follows:

     Name of                  Exercisable      Name of               Exercisable
     Beneficial Owner           Options        Beneficial Owner        Options
     ----------------         -----------      ----------------      -----------
     James Clemens                1,600        Howard Pinsley           8,000

     Paul Corr                    2,000        Alvin O. Sabo            1,800

     Carl Helmetag                3,000        Seymour Saslow           1,000

     Peggy A. Murphy              2,400        Katrina Sparano            600

     David A. O'Neil              3,200        Michael W. Wool          3,600

     Barry Pinsley                1,400

(2) Includes shares allocated to named director or officer as of June 30, 2007 as a participant in the Company's ESOP. Each such person has the right to direct the manner in which such shares allocated to him or her are to be voted by the ESOP Trustee.

     There are no arrangements known to the Company, the operation of which may at a subsequent date, result in change of control of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company paid the law firm of Langrock,  Sperry & Wool, of which Michael
W. Wool, a director of the Company, is a partner, a total of $19,658 and $72,979, for legal services during fiscal years ended June 30, 2006 and 2005, respectively. Included in the payment of $19,658 and $72,979 for fiscal year ended June 30, 2006 and 2005, was $9,085 and $23,750, respectively, held in trust by the firm and paid to other service providers relating to the ESOP transaction described above.

                                 CODE OF ETHICS

     The Company has adopted a Code of Ethics which is available on our website at www.espey.com, under the tab "Investors".
   -------------

                                 PROPOSAL NO. 2
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has selected Rotenberg & Company, LLP as the Company's independent public accountants for the fiscal year ending June 30, 2008. Rotenberg & Company, LLP was first selected by the Audit Committee as the Company's independent public accountants for the fiscal year ending June 30, 2006.

     Unless otherwise specified by the shareholders, the shares represented by their properly executed proxies will be voted for ratification of the appointment of Rotenberg & Company, LLP as independent accountants for the fiscal year ending June 30, 2008. The Company is advised by said firm that neither the firm nor any of its partners now has, or during the past three years had, any direct financial interest or material indirect financial interest or any connection with the Company.

     A representative of Rotenberg & Company, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from the shareholders.

     THE  BOARD  OF  DIRECTORS   RECOMMENDS  A  VOTE  FOR  RATIFICATION  OF  THE
APPOINTMENT OF ROTENBERG & COMPANY, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR ENDING JUNE 30, 2008.

     The Company's Audit Committee has had policies and procedures for pre-approving all audit and non-audit work performed by Rotenberg & Company LLP for the fiscal year ended June 30, 2006 and 2007 respectively. Specifically, the Audit Committee has pre-approved the use of Rotenberg & Company LLP for performance of audit services and detailed, specific types of services within the following categories of audit-related and tax services. In each other case, the Audit Committee requires management to obtain specific pre-approval from the Audit Committee for any other work to be performed by its outside auditors.

     The aggregate fees billed for professional services by Rotenberg & Company LLP, and its predecessor auditor KPMG LLP, in the fiscal years ended June 30, 2006 and 2007, respectively, for these various services were:

          TYPES OF FEES                               2007             2006
                                                      ----             ----
                                                 Amount Billed    Amount Billed
                                                 -------------    -------------

          (1) Audit Fees                            $ 52,500         $ 77,500

          (2) Audit Related Fees                        None             None

          (3) Tax Fees                                 8,000           12,900

          (4) All Other Fees                            None           10,750
                                                    --------         --------

          Total                                     $ 60,500         $101,150
                                                    ========         ========

     In the above table, in accordance with the Securities and Exchange Commission's definitions and rules, "audit fees" are fees the Company paid for professional services rendered by the principal accountant for the audit of the Company's annual financial statements included in Form 10-KSB and review of financial statements included in Form 10-QSBs, and for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements; "audit-related fees" are fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements; "tax fees" are fees for tax compliance, tax advice and tax planning rendered by the principal accountant; and "all other fees" are fees paid to KPMG LLP for services rendered in connection with the review of Form S-8 with respect to the Espey Mfg. & Electronics Corp. 2000 Stock Option Plan and a consent to the incorporation of its report on the Company's financial statements for the years ended June 30, 2004 and June 30, 2005 in connection therewith. 100% of the services set forth in sections (1) through (4) above were approved by the Audit Committee in accordance with its charter.

                                 PROPOSAL NO. 3
             APPROVAL OF 2007 STOCK OPTION AND RESTRICTED STOCK PLAN

     At the Annual Meeting, the shareholders are being asked to approve the Espey Mfg. & Electronics Corp. 2007 Stock Option and Restricted Stock Plan (the "2007 Plan"). Unless otherwise specified by the shareholders, the shares represented by their properly executed proxies will be voted for the approval of the adoption of the 2007 Plan.

     The following is a summary description of the 2007 Plan and is qualified in its entirety by reference to the text of the 2007 Plan which is set forth as Appendix B to this proxy statement.

Description of The Plan

     The purpose of the 2007 Plan is to provide an equity interest in the Company to the Company's directors, officers, employees, advisors and consultants so as to increase their interest in the economic well-being of the Company.

     Under the 2007 Plan, the Company may grant options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended ("incentive stock options"), other options which are not intended to so qualify ("nonqualified stock options") and awards of common stock without payment therefore ("award shares"). Incentive stock options may only be granted to persons who are key employees of the Company at the time of grant, which may include officers and directors who are also employees. Nonqualified stock options and award shares may be granted to persons who are officers, directors or employees of or consultants or advisors to the Company at the time of grant.

     The 2007 Plan will be administered by the Company's Board unless the Board appoints a compensation committee or other committee of the Board charged with the responsibility for administering the 2007 Plan. At present, the Board's Stock Option Committee makes recommendations to the full Board regarding the award of equity incentives. Subject to the terms of the 2007 Plan, the Stock Option Committee will recommend the persons to whom options or award shares are granted, the number of shares covered by an option or award, the term of any option, the terms of agreements with respect to award shares and the time during which any option is excercisable or any restrictions on any award shares continue.

     If the 2007 Plan is approved, a total of 400,000 shares of Common Stock will be reserved for issuance under the plan. The shares issued may include treasury shares, authorized but unissued shares and shares previously reserved for issuance upon exercise of options which have expired or terminated or shares awarded which have been forfeited. Shares subject to options that cease to be exercisable for any reason or shares awarded which have been forfeited will be available for subsequent grant under the plan.

     As of the date of this proxy statement, no options have been granted or awards made under the 2007 Plan.

     Nonqualified stock options may be granted at an exercise price greater than or lesser than the fair market value of the Common Stock on the date of grant, in the discretion of the Board. Incentive stock options, however, may not be granted at less than the fair market value of the Common Stock and may be granted to holders of more than 10% of the Common Stock only at an exercise price of at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price may be paid in cash or, in the discretion of the Board, (i) in shares of Common Stock, (ii) by delivery of any other property or
(iii) by any combination of cash, Common Stock and other property. The Board may also grant awards entitling recipients to receive shares of Common Stock without payment therefor, upon such terms and conditions as the Board may determine, including, without limitation, restrictions or risks of forfeiture upon the happening of specified events vesting schedules and the attainment of performance objectives, all of which shall be set forth in a restricted stock award agreement. Recipients of award shares subject to a vesting schedule will become fully vested in such shares upon a "change of control" as defined in the 2007 Plan.

     With respect to incentive stock options, to the extent that the aggregate fair market value of the Common Stock (measured at the time of grant) with respect to which incentive stock options are first exercisable by an employee during any calendar year under the 2007 Plan and any other plan of the Company providing incentive stock options exceeds $100,000, such incentive stock options shall be treated as nonqualified options.

     Options and awards under the 2007 Plan may not be granted after ten years from the date of shareholder approval of the 2007 Plan. No option under the 2007 Plan may be exercised subsequent to ten years from the date of grant (five years after the date of grant for incentive stock options granted to holders of more than 10% of the Common Stock). No incentive stock option granted pursuant to the 2007 Plan may be exercised more than three months after the option holder ceases to be an employee of the Company, except that in the event of death or permanent and total disability of the option holder, the option may be exercised by the holder of his estate for a period of up to one year after the date of such death or permanent total disability. Options granted under the 2007 Plan may not be assigned or transferred except as permitted in the discretion of the Board.

     The employment relationship is treated as continuing intact while an option or award holder is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or, if by statute or contract.

     The 2007 Plan may be amended by the Board subject to shareholder approval to the extent required by applicable law, regulation or rule of any stock market on which the Company's stock is traded. No amendment, suspension or termination of the 2007 Plan, except as described in the 2007 Plan, may adversely affect the rights of an option or award holder under the 2007 Plan without the holder's consent.

     If approved, the 2007 Plan will replace the Company's 2000 Stock Option Plan and no further options would be granted under that plan. Options to purchase an aggregate of 121,200 shares of Common Stock at prices ranging from $6.63 to $18.29 per share remain outstanding under the 2000 Stock Option Plan.

Federal Income Tax Consequences of the Plan

     The following general summary of the U.S. Federal income tax consequences of the issuance and exercise of options granted under the 2007 Plan and the grant of award shares under the 2007 Plan is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current regulations promulgated and proposed thereunder, and existing administrative rulings of the Internal Revenue Service, all of which are subject to change (possibly with retroactive effect). It is not intended to be a complete discussion of all of the Federal income tax consequences of the plan or of all of the requirements that must be met in order to qualify for the described tax treatment.

     Nonqualified Options. A recipient of a nonqualified option generally will not recognize any taxable income until the option is exercised. At that time, subject to certain limited exceptions, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.

     Upon a subsequent sale of shares acquired by the exercise of a nonqualified stock option, a recipient will recognize gain or loss equal to the difference between the selling price of the shares and their fair market value on the date of exercise. The gain or loss will be short-term or long-term depending upon how long the shares were held.

     The Company generally will be entitled to a compensation deduction for Federal income tax purposes in an amount equal to, and at the same time as, the ordinary income recognized by option holders, provided that the Company reports the income on a Form W-2 or 1099 (whichever is applicable) that is both timely provided to the option holder and timely filed with the IRS, and further provided that such deduction is reasonable and is not limited by applicable provisions of the Code, such as Sections 162(m), 212, or 280G.

     Incentive Stock Options. Incentive stock options granted under the 2007 Plan are intended to qualify as incentive stock options under Section 422 of the Code.

     A participant generally will not recognize taxable income upon the grant or exercise of an incentive stock option. If an option holder does not make a "disqualifying disposition" (as defined below), then the option holder will not recognize any taxable income until the shares are sold or exchanged, and any gain recognized upon such sale or exchange will be taxable as long-term capital gain. A "disqualifying disposition" means any disposition of shares acquired on the exercise of an incentive stock option where such disposition occurs within two years of the date the option was granted or within one year of the date the shares were transferred to the option holder.

     If the option holder makes a disqualifying disposition, then the difference between (a) the option exercise price and (b) the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the price received upon disposition of the shares, will be taxable to the option holder as ordinary income. In the case of a gift or certain other transfers, the amount of taxable ordinary income is not limited to the gain that would have resulted from a sale. Instead, it is equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.

     In the case of a disqualifying disposition, if the amount realized on disposition of the shares exceeds the fair market value of the shares on the date of exercise, the excess will be taxed as either long-term or short-term capital gain depending on the option holder's holding period of the shares.

     The Company will not be entitled to any deduction with respect to the grant or exercise of incentive stock options. In addition, no deduction will be allowed to the Company upon the disposition of stock acquired upon the exercise of an incentive stock option, unless the disposition is a disqualifying disposition. In the case of a disqualifying disposition, the Company generally will be entitled to a deduction at that time equal to the amount of compensation income that is recognized by the employee as a result of the disqualifying disposition, provided that the Company reports the income on a Form W-2 or 1099 (whichever is applicable) that is both timely provided to the option holder and timely filed with the IRS, and further provided that such deduction is reasonable and is not limited by applicable provisions of the Code including
Section 162(m), 212, or 280G.

     Award Shares. Since award shares will be granted subject to a substantial risk of forfeiture, requiring the recipient to perform substantial services for a period of time specified in the grant, and may be subject to other terms and conditions, the recipient will not recognize income at the time such award shares are issued (absent a Section 83(b) election, described below).

     Unless the recipient makes a Section 83(b) election at the time of the grant of award shares, the recipient will recognize ordinary compensation income at the time such shares vest in an amount equal to the then fair market value of the shares. The recipient will have a tax basis in shares that vest equal to the amount of ordinary compensation income recognized with respect to those shares. The recipient's holding period would begin just after the shares vest.

     A recipient may make a Section 83(b) election with respect to shares subject to a substantial risk of forfeiture. A recipient of award shares who makes a Section 83(b) election will recognize ordinary compensation income at the time the shares are issued and not when they vest. The amount of such income would equal to the fair market value of the shares at the time of issuance. In that event, the recipient's tax basis in the shares would equal the fair market value of the award shares on the date issued, and the holding period would begin just after such date. Any subsequent appreciation that is recognized would constitute capital gain rather than ordinary compensation income, and would be long-term capital gain to the extent the holding period was longer than twelve months at the time of the sale or exchange.

     The Company generally will be entitled to a compensation deduction for Federal income tax purposes in an amount equal to, and at the same time as, the ordinary compensation income recognized by recipients of award shares, provided that the Company reports the income on a Form W-2 or 1099 (whichever is applicable) that is both timely provided to the recipient and timely filed with the IRS, and further provided that the deduction is reasonable and is not limited by applicable provisions of the Code, including Section 162(m), 212, or 280G. Accordingly, the amount and timing of the Company's deductions with respect to award shares granted will depend upon the extent to which such shares are (and remain) subject to a substantial risk of forfeiture and the extent to which Section 83(b) elections are made by recipients with respect to award shares that are not vested at the time of grant.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2007 PLAN.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely upon its review of copies of such reports received by it, or upon written representations obtained from certain reporting persons, the Company believes that its officers, directors, and stockholders who own more than ten percent of the Company's equity securities complied with all Section 16(a) filing requirements for the fiscal year ended June 30, 2007 except that Director Paul J. Corr did not file on a timely basis Form 4 with respect to the purchase of 39.416 shares on March 26, 2007, ultimately reported on Form 4 filed June 1, 2007 and Director Alvin O. Sabo did not file on a timely basis Form 4 with respect to 200 shares purchased on September 25, 2006, 250 shares purchased on October 4, 2006, and 750 shares purchased on October 5, 2006, ultimately reported on Form 4 filed October 10, 2006.

                                 ANNUAL REPORTS

     The Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007, including financial statements as filed with the Securities and Exchange Commission, accompanies this Proxy Statement. Such financial statements are not incorporated herein by reference.

     A copy of the Company's Annual Report on Form 10-KSB (including financial statements and schedules thereto) for the fiscal year ended June 30, 2007 filed with the Securities and Exchange Commission will be provided without charge upon the written request of shareholders to Espey Mfg. & Electronics Corp., attention: Investor Relations, 233 Ballston Avenue, Saratoga Springs, New York 12866. The Company's Form 10-KSB for the fiscal year ended June 30, 2007 can also be viewed electronically through a link at the Company's website at www.espey.com.
-------------

                              SHAREHOLDER PROPOSALS

     Any shareholder proposal which may be a proper subject for inclusion in the proxy statement and for consideration at the 2008 Annual Meeting must be received by the Company at its principal executive office no later than June 25, 2008, if it is to be included in the Company's 2008 proxy statement and proxy form. In addition, the Company's bylaws outline procedures that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings.

                               PROXY SOLICITATION

     The solicitation of the enclosed proxy is being made on behalf of the Board of Directors and the cost of preparing and mailing the Notice of Meeting, Proxy Statement and form of proxy to shareholders is to be borne by the Company.

                                          By Order of the Board of Directors,

                                                /S/ HOWARD PINSLEY

                                                    HOWARD PINSLEY
                                          President, Chief Executive Officer
                                          and Chairman of the Board

October 23, 2007
Saratoga Springs, New York

                                                                      APPENDIX A

                         ESPEY MFG. & ELECTRONICS CORP.
                             AUDIT COMMITTEE CHARTER

     Purpose

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Espey Mfg. & Electronics Corp. (the "Company") in fulfilling its oversight responsibilities by

     o Overseeing management's conduct of the Company's financial reporting process and systems of internal accounting and financial controls;

     o Monitoring the independence and performance of the Company's outside auditors; and

     o Providing an avenue of communication among the outside auditors, management and the Board.

     The Committee is empowered to investigate any matter related to its oversight role brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors and other experts, as appropriate, for this purpose. The Company shall ensure that the Committee is provided with adequate funding in order to pay compensation to any advisers so retained and to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     The Committee shall review the adequacy of this Charter on an annual basis, and recommend to the Board any necessary amendments.

     Membership and Meetings

     The Committee is appointed by the Board and shall be comprised of not less than three members at all times, each of whom must be independent of management and the Company and otherwise meet the requirements of applicable American Stock Exchange rules and regulations.

     Accordingly, all of the members will be directors:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have such accounting or related financial management expertise in order to qualify as an "audit committee financial expert" in compliance with the criteria established by the SEC.

     The Board shall name a chair of the Committee, who shall be responsible for preparing an agenda in advance of each meeting. A majority of the members of the Committee shall constitute a quorum. The Committee shall maintain minutes or other records of its activities, and shall report to the full Board concerning its activities.

     The Committee shall meet as frequently as circumstances dictate, but no less than four times annually. As part of its job to foster open communication, the Committee should meet at least annually separately with each of management and the outside auditors to discuss any matters that the Committee believes should be discussed privately.

     Key Responsibilities

     The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal accounting and audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function.

The Committee shall:

     o Review with management and the outside auditors the Company's audited financial statements, review and consider with the outside auditors the matters required to be discussed by Statement of Auditing
          Standards ("SAS") No. 61, and determine whether to recommend to the Board that the financial statements be included in the Company's Annual Report on Form 10-K to be filed with the SEC (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) .

     o Review with management and the outside auditors the Company's interim financial results to be included in the Company's quarterly reports on Form 10-Q, prior to their filing with the SEC, and the matters required to be discussed by SAS No. 61.

     o Review the independence of the outside auditors and in connection therewith:

          (i) request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

          (ii) discuss   with  the   outside   auditors   any   such   disclosed
               relationships   and  their   impact  on  the   outside   auditors
               independence; and

          (iii)recommend that the Board take appropriate action, if necessary, to oversee the independence of the outside auditors.

     o Review and evaluate the proposals submitted by prospective auditors and recommend appointment of the Company's outside auditors and the Board's submission of their appointment to the shareholders for ratification.

     o Oversee the work performed by the Company's outside auditors, evaluate the performance of such auditors and discharge such auditors if circumstances warrant.

     o Review and pre-approve any non-audit services to be performed by the independent outside auditors.

     o In consultation with management and the outside auditors, review the integrity of the Company's financial reporting processes and the internal control structure (including disclosure controls and internal control over financial reporting).

     o Review potential conflicts of interest involving members of the Board and management and review and approve all related-party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-K.

     o Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by Company employees of any concerns related to the Company's ethics policies, legal issues and accounting or audit matters.

     o Prepare an annual report containing the information prescribed by the SEC for inclusion in the Company's proxy statement in connection with the annual meeting of shareholders.


February 18, 2005
(revised February 16, 2007)

                                                                      APPENDIX B

                         ESPEY MFG. & ELECTRONICS CORP.
                   2007 STOCK OPTION AND RESTRICTED STOCK PLAN
1.   Purpose

     This Plan authorizes the Corporation to provide directors, officers, employees, and consultants of the Corporation and its Subsidiaries who are in a position to contribute to the long term success of the Corporation and its Subsidiaries with Options to acquire Common Stock and Restricted Stock Awards for Common Stock. The Corporation believes that this incentive program will cause these persons to increase their interest in the economic well-being of the Corporation and its Subsidiaries, and aid in attracting and retaining directors, officers, employees, and consultants of outstanding ability.

2.   Definitions

     Unless the context clearly shows otherwise, the following terms have the meanings set forth in this section:

     (a) "Affiliate" means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

     (b) "Board" means the Board of Directors of Espey Mfg. & Electronics Corp., a New York corporation, or the governing body of any entity that succeeds to the rights and obligations of Espey Mfg. & Electronics Corp. under this Plan.

     (c) "Cause" means, with respect to any Grantee, any of the following: (i) that person's material dishonesty (including, without limitation, embezzlement, financial misrepresentation, fraud, theft, or other similar action) in his or her dealings with the Corporation or its Subsidiaries or with any other entity that the Corporation or its Subsidiaries are engaged in commerce; (ii) that person's conviction of, or entry of a plea of nolo contendere to, the commission of a felony; (iii) any act or omission by that person that actually has, and which either that person intends to have or that person or a reasonable person would expect to have, a material adverse effect on the Corporation or any Subsidiary; or (iv) if any Grantee is party to an employment or consulting agreement governing the terms of his or her employment or consultancy with the Corporation or its Subsidiaries, and the agreement includes a definition of termination for cause, then for purposes hereof Cause also includes those grounds not inconsistent with the foregoing provisions. If the provisions of the agreement and this Plan are inconsistent, the provisions of this Plan shall control.

     (d) "Change in Control" means any one of the following:

          (i) any one person or entity or more than one person or entity acting as a group acquires ownership of stock of the Corporation that, together with stock held by such person or group, constitutes more than fifty (50%) percent of the total fair market value or total voting power of the stock of the Corporation. However, if any one person or entity, or more than one person or entity acting as a group, is considered to own more than fifty (50%) percent of the total fair market value or total voting power of the stock of the Corporation, the acquisition of additional stock by the same person or entity or persons or entities does not cause a change in the ownership of the Corporation. An increase in the percentage of stock owned by any one person or entity, or persons or entities acting as a group, as a result of a transaction in which the Corporation acquires its stock in exchange for property is treated as an acquisition of stock;

          (ii) any one person or entity, or more than one person acting as a group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or entity or persons or entities) ownership of stock of the Corporation possessing thirty (30%) percent or more of the total voting power of the stock;

         (iii) a majority of members of the Corporation's board of directors is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Corporation's board of directors prior to the date of the appointment or election; or

          (iv) one person or entity, or more than one person or entity acting as a group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or entity or persons or entities) assets from the Corporation that have a total gross fair market value equal to or more than forty (40%) percent of the total gross fair market value of all the assets of the Corporation immediately prior to such acquisition or acquisitions. Gross fair market value means the value of the assets of the Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

     (e) "Code" means the Internal Revenue Code of 1986, as amended.

     (f) "Committee" means the Compensation Committee of the Board, if there is one, or such other committee of the Board appointed by the Board, and charged with the responsibility for administering this Plan, or if no such committee has been appointed, the Board. As used in this Plan the term "Committee" shall not mean an advisory committee which the Board may appoint under Section 4(b) of this Plan.

     (g) "Common Stock" means the common stock, $0.33 1/3 par value per share, of the Corporation.

     (h) "Consultant" means any person or entity that is engaged to perform services for the Corporation or any of its Subsidiaries, or has agreed to perform services for the Corporation or any of its Subsidiaries, other than as an Employee or Director.

     (i) "Corporation" means Espey Mfg. & Electronics Corp.

     (j) "Director" means any member of the Board.

     (k) "Disability" means (i) the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) the Grantee is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees of the Corporation or any of its Subsidiaries.

     (l) "Employee" means any common law employee of the Corporation or any of its Subsidiaries, or any person who has agreed to become a common law employee of the Corporation or any of its Subsidiaries. The term Employee includes members of the Board who are common law employees of the Corporation or any of its Subsidiaries.

     (m) "Exchange Act" means the Securities Exchange Act of 1934 as amended, and the rules and regulations thereunder.

     (n) "Fair Market Value" means for a share of Common Stock on a specified date:

          (i) the final reported sales price on the specified date (or if there is no reported sale on that date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange (including but not limited to the American Stock Exchange) on which the Common Stock is listed or admitted to trading; or

          (ii) if the Common Stock is not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share on that date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system then in use as selected by the Committee; or

          (iii) if, in the opinion of the Committee, paragraphs (i) and (ii) are not applicable or reasonable, the fair market value of a share of Common Stock as determined by an independent appraisal that satisfies the requirements of Code Section 401(a)(28)(C) and the regulations thereunder as of a date that is no more than twelve (12) months before the transaction to which the valuation is applied.

     (o) "Grantee" means a person granted an Option or Restricted Stock Award under this Plan.

     (p) "Incentive Stock Option" means an Option designated by the Committee as an incentive stock option under Code Section 422(b).

     (q) "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option, or an Incentive Stock Option that, subsequent to the date of grant thereof, fails to satisfy the requirements of Code Section 422(b) or (d).

     (r) "Option" means an option granted pursuant to this Plan to purchase shares of Common Stock.

     (s) "Plan" means the Espey Mfg. & Electronics Corp. 2007 Stock Option and Restricted Stock Plan as set forth herein and as amended from time to time. This Plan may be referred to as the "Espey Mfg. & Electronics Corp. 2007 Stock Option and Restricted Stock Plan."

     (t) "Restricted Stock Agreement" means a written agreement between the Corporation and the Grantee, or a certificate accepted by the Grantee, evidencing the grant of a Restricted Stock Award and containing the terms and conditions, not inconsistent with this Plan, as the Committee and Grantee agree.

     (u) "Restricted Stock Award" means an award of shares of Common Stock

     (v) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     (w) "Stock Option Agreement" means a written agreement between the Corporation and the Grantee, or a certificate accepted by the Grantee, evidencing the grant of an Option and containing the terms and conditions, not inconsistent with this Plan, as the Committee and Grantee agree.

     (x) "Subsidiary" means (i) any corporation that the Corporation owns, directly or indirectly, fifty (50%) percent or more of the total combined voting power of all classes of stock, and (ii) any entity that the Committee reasonably expects to become a Subsidiary under clause (i).

3.   Shares of Common Stock Subject to Plan

     Subject to adjustment as provided in Section 8, the Common Stock that may be issued pursuant to Options and Restricted Stock Awards granted under this Plan shall not exceed four hundred thousand (400,000) shares in the aggregate, and the maximum number of aggregate shares of Common Stock that may be issued pursuant to Incentive Stock Options is four hundred thousand (400,000). Common Stock issuable under this Plan may be authorized but unissued shares or reacquired shares of Common Stock held as treasury shares. Common Stock subject to Options and Restricted Stock Awards that are forfeited, lapse, or terminate in whole or in part shall be available for issuance pursuant to other Options and Restricted Stock Awards.

4.   Administration of Plan

     (a) The Committee shall administer this Plan. The Committee has the exclusive authority and discretion to take the following actions, in each case subject to and consistent with the provisions of this Plan:

          (i) to select the Directors, Employees, and Consultants to whom Options and Restricted Stock Awards are granted;

          (ii) to determine the number of shares of Common Stock subject to each Option and Restricted Stock Award;

          (iii) to determine whether an Option is an Incentive Stock Option or a Nonqualified Stock Option;

          (iv) to determine the terms and conditions of any Option and Restricted Stock Award, including, without limitation, the exercise price, the period, if any, over which Options vest and become exercisable, the period, if any, over which Restricted Stock Awards vest;

          (v) to determine whether any successor to the Corporation or its business shall assume the Plan and the Options and Restricted Stock Awards previously granted and the terms and conditions of this assumption;

          (vi) to determine whether, to what extent, and under what circumstances the exercise price of an Option may be paid in cash, Common Stock, or other securities or property, and when an Option or Restricted Stock Award expires or is cancelled, forfeited, or surrendered;

          (vii) to determine the restrictions or conditions related to the delivery, holding, and disposition of shares of Common Stock received upon exercise of an Option, and upon the grant or vesting of a Restricted Stock Award;

          (viii) to prescribe the form and content of each Stock Option Agreement and Restricted Stock Award Agreement, which need not be the same for each Grantee;

          (ix) to adopt, amend, rescind, suspend, and waive such rules and regulations and appoint agents as the Committee determines appropriate for the administration of this Plan;

          (x) to correct any defect, supply any omission, or reconcile any inconsistency in the Plan, and to construe and interpret this Plan and any Option, Stock Option Agreement, Restricted Stock Award, Restricted Stock Award Agreement, or other document;

          (xi) to construe and interpret the provisions of this Plan; and

          (xii) to make all other determinations as may be required under this Plan, or as the Committee determines appropriate for the administration of this Plan.

     The Committee may, at any time and from time to time, grant new or additional Options and Restricted Stock Awards to any eligible Director, Employee, or Consultant who has previously received Options and Restricted Stock Awards under this Plan, or options and restricted stock awards under other plans, regardless of whether the prior Options and Restricted Stock Awards or other options and restricted stock awards are still outstanding, have been exercised previously in whole or in part, or have been cancelled. The exercise price of the new or additional Options and Restricted Stock Awards may be established by the Committee without regard to the previously granted Options, other options, Restricted Stock Awards, and other restricted stock awards.

     Notwithstanding any other provision of this Plan, the Board may perform any function of the Committee under this Plan, including without limitation to ensure that transactions under this Plan by Grantees who are then subject to
Section 16 of the Securities Exchange Act of 1934 in respect of the Corporation are exempt under Rule 16b 3 thereunder. In any case in which the Board is performing a function of the Committee, each reference to the Committee in this Plan is deemed to refer to the Board.

     (b) In lieu of a broad delegation of authority to a Committee, the Board may appoint from among its members an advisory committee charged with the responsibility of making recommendations to the Board on all matters pertaining to the administration of this Plan. In such a case no action of the advisory committee shall be final, conclusive and binding until confirmed by the Board.

     (c) Any action of the Committee with respect to this Plan is final, conclusive, and binding on all persons and entities, including without limitation the Corporation, Subsidiaries, Grantees, any person or entity claiming any rights under this Plan from or through any Grantee, and shareholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in this Plan, the time at which the Committee must or may make any determination is to be determined by the Committee, and subject to Section 11, any determination may thereafter by modified by the Committee. The express grant of any authority and discretion to the Committee, and the taking of any action by the Committee, is not to be construed as limiting any authority and discretion of the Committee. The Committee may delegate to officers of the Corporation or any Subsidiary the authority and discretion, subject to such terms as the Committee determines, to perform those functions as the Committee determines to the fullest extent permitted by law.

     (d) Each member of the Committee is entitled to, in good faith, rely or act on any report or other information furnished to him or her by any Director, officer, or other Employee of the Corporation or any Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the

Corporation. To the fullest extent permitted by law, no member of the Committee, nor any Director, officer, or Employee of the Corporation or any Subsidiary acting on behalf of the Committee, shall be personally liable for any act or omission taken or made in good faith with respect to this Plan. All members of the Committee and any Director, officer, or Employee of the Corporation or any Subsidiary acting on its behalf shall be fully indemnified and protected by the Corporation for any such act or omission to the fullest extent permitted by law.

5.   Option Terms

     Unless as otherwise determined by the Committee and set forth in a Stock Option Agreement, Options granted under this Plan shall contain the following terms and conditions:

     (a) Each Option granted to an Employee shall be an Incentive Stock Option to the maximum extent permitted by Code Section 422(d), and any excess over such maximum shall be a Nonqualified Stock Option. Each Option granted to non Employee Grantees shall be a Nonqualified Stock Option.

     (b) The exercise price per share of Common Stock subject to each Option shall equal the Fair Market Value on the date the Option is granted. Notwithstanding the foregoing, the exercise price of an Incentive Stock Option for a Grantee who owns more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation or any of its Subsidiaries shall not be less than one hundred and ten (110%) percent of the Fair Market Value of the Common Stock on the date the Option is granted. In the case of such Grantee, the Incentive Stock Option may be exercised no later than five (5) years after the date of grant.

     (c) Each Grantee shall vest in an Option (meaning that the Grantee shall have the right to exercise the option) in accordance with the terms of the Stock Option Agreement between the Corporation and that Grantee. In addition, all Grantees shall become fully vested in their Options on a Change in Control, death and Disability.

     (d) The aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year under all plans of the individual's employer corporation and its parent and subsidiary corporations shall not exceed One Hundred Thousand ($100,000) Dollars. Except as otherwise provided in Section 5(e), no Incentive Stock Option may be exercised at any time unless the Grantee has been an Employee at all times during the period beginning on the date of grant and ending three (3) months before the exercise date.

     (e) Options held by any Grantee shall terminate upon the earliest of:

          (i) as to unvested Options, immediately upon the termination of all the Grantee's employment, directorship, and consultancy relationships with the Corporation and its Subsidiaries, and if such termination is for Cause, as to all Options outstanding and unexercised, whether or not vested;

          (ii) as to vested Options, ninety (90) days after the termination of all the Grantee's employment, directorship, and consultancy relationships with the Corporation and its Subsidiaries (which is deemed to include the sale of any Subsidiary that employs the Grantee) for any reason other than Cause, death, or Disability;

          (iii) one year after the termination of all the Grantee's employment, directorship, and consultancy relationships with the Corporation and its Subsidiaries by reason of death or Disability; and

          (iv) the tenth (10th)  anniversary of the date of grant.

     For purposes of this Section 5(e), the employment relationship is treated as continuing intact while the Grantee is on military leave, sick leave, or other bona fide leave of absence if the period of leave does not exceed six (6) months or, if longer, so long as the Grantee's right to reemployment is provided by statute or contract. If the period of leave exceeds six (6) months and the Grantee's right to reemployment is not provided by statute or contract, the employment relationship is deemed to terminate on the first date immediately following the six (6) month period.

     (f) The Committee may, in its exclusive discretion, extend the exercise period of an Option to a date no later than the earlier of the latest date upon which the Option could have expired by its original terms, or the tenth (10th) anniversary of the date of grant.

6.   Exercise of Options

     (a) A Grantee shall exercise an Option by delivery of written notice to the Corporation setting forth the number of shares with respect to which the Option is to be exercised, together with bank cashier's check, certified check, wire transfer, or postal or express money order payable to the order of the Corporation for an amount equal to the exercise price of the shares and all employment, excise, income, and payroll taxes required to be withheld as determined by the Committee. The Committee may, in its exclusive discretion, permit a Grantee to pay all or a portion of the exercise price and the tax withholding obligations by delivery of Common Stock or other securities or property (including notes or other contractual obligations of the Grantee to make payment on a deferred basis, and through cashless exercise arrangements), and determine the methods by which Common Stock will be delivered or deemed to be delivered to the Grantee.

     (b) Notwithstanding anything in Section 6 to the contrary, if the Common Stock is publicly traded (i) the Committee shall cooperate with each Grantee and his or her designated broker to facilitate the exercise of the Grantee's Options using a "cashless exercise" procedure in which the broker advances funds to the Grantee to pay the option exercise price and effect an immediate resale of all or part of the option shares to obtain funds for repayment of the advance; provided, however, that the Grantee shall bear the brokerage and other costs associated with this procedure; and (ii) the Committee shall not unreasonably exercise its discretion to prevent the payment of the exercise price of Options using Common Stock already owned by the Grantee.

7.   Restricted Stock Awards.

     (a) Restricted Stock Awards shall consist of shares of Common Stock restricted against transfer, subject to a substantial risk of forfeiture, and other terms and conditions as determined by the Committee. The Committee shall, in its exclusive discretion, determine the terms and conditions of each Restricted Stock Award, which shall be set forth in the Restricted Stock Award Agreement. In addition, all Grantees shall become fully vested in their Restricted Stock Awards on a Change in Control.

     (b) To protect against the Corporation's or a Subsidiary's loss of deductibility under Code Section 162(m), the Committee may make Restricted Stock Awards subject to conditions of attainment of one or more preestablished performance objectives that relate to corporate, subsidiary, division, group or unit performance in terms of growth in gross revenue, earnings per share, or ratios of earnings to equity or assets. The Committee may change these objectives to reduce or eliminate, but not to increase, an Award to take into account unforeseen events or changes in circumstances.

     (c) Upon the grant of a Restricted Stock Award or, if the grant is subject to a vesting schedule, upon the vesting of shares, the Corporation shall issue to the Grantee a certificate representing the vested shares. In no event shall the Grantee have the right to receive dividends and to vote shares underlying a Restricted Stock Award until the shares have vested.

     (d) Unvested Restricted Stock Awards shall terminate immediately upon the termination of all the Grantee's employment, directorship, and consultancy relationships with the Corporation and its Subsidiaries. The employment relationship is treated as continuing intact while the Grantee is on military leave, sick leave, or other bona fide leave of absence if the period of leave does not exceed six (6) months or, if longer, so long as the Grantee's right to reemployment is provided by statute or contract. If the period of leave exceeds six (6) months and the Grantee's right to reemployment is not provided by statute or contract, the employment relationship is deemed to terminate on the first date immediately following the six (6) month period.

8.   Other Events

     If any combination, consolidation, forward or reverse split, merger, reorganization, repurchase, spin off, or exchange of Common Stock or other securities, Common Stock dividend or other special and nonrecurring dividend or distribution (whether in cash, securities, or other property), liquidation, dissolution, or other corporate transaction or event, affects the Common Stock such that an adjustment is appropriate to prevent dilution or enlargement of the rights of Grantees, then the Committee shall, in such manner as it determines appropriate in its exclusive discretion, adjust any or all of (a) the number and kind of shares of stock deemed to be available thereafter for grants of Options and Restricted Stock Awards in the aggregate to all eligible individuals and individually to any one eligible individual; (b) the number and kind of shares of stock that may be delivered or deliverable in respect of outstanding Options and Restricted Stock Awards; and (c) the exercise price.

9.   Restrictions on Delivery of Shares

     (a) The Corporation shall not deliver shares of Common Stock upon the exercise of any Option, or the grant or vesting of any Restricted Stock Award, or take any other action under the Plan if the Board determines that applicable federal and state laws have not been satisfied, the approvals of any regulatory or governmental agency have not been obtained, and contractual obligations to which the Option or Restricted Stock Award may be subject have not been satisfied. The Board may, in its exclusive discretion, postpone the issuance or delivery of shares of Common Stock until completion of a stock exchange listing or registration, or qualification of stock or other required action under any federal or state law. The Corporation shall issue and deliver shares of Common Stock at the earliest date at which the Board reasonably anticipates that the issuance and delivery shall not violate any applicable federal and state law, or contractual obligation.

     (b) The Committee may, in its exclusive discretion, require a Grantee (i) to make representations and furnish information in connection with the issuance and delivery of Common Stock, the registration of Common Stock under the Securities Act or other law, and the qualification for an exemption from registration under the Securities Act or other law; and (ii) to indemnify and hold harmless the Corporation, all Subsidiaries, the Board, and the Committee for and from all claims, damages, expenses, liabilities, losses, and reasonable attorney's and paralegal's fees and disbursements arising from or related to the making of such representations and the furnishing of such information. In addition, the Committee may require a Grantee not to make any short sale of, loan, grant any option for the purchase, pledge, or otherwise encumber or dispose of shares of stock in the Corporation or any Subsidiary in connection with the registration of shares of the Corporation or any Subsidiary.

10.  General Provisions

     (a) Each Option grant shall be evidenced by a Stock Option Agreement, and each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement.

     (b) The grant of an Option or Restricted Stock Award in any year does not give the Grantee any right to similar grants in future years, nor any right to continue the Grantee's employment, directorship, or consultancy relationship with the Corporation and any Subsidiary. All Grantees remain subject to termination of their services to the same extent as if this Plan were not in effect.

     (c) No Grantee, and no beneficiary and other person claiming under or through the Grantee, has any right, title, or interest by reason of any Option or Restricted Stock Award to any asset of the Corporation and any Subsidiary, and except as expressly set forth herein in this Plan to any shares of Common Stock allocated or reserved for the Plan or subject to any Option or Restricted Stock Award. Neither the Corporation nor any Subsidiary is required to establish any fund or make any other segregation of assets for the delivery of Common Stock on the exercise of any Option, or the grant or vesting of a Restricted Stock Award.

     (d) Any  Option,  Restricted  Stock  Award,  or other right under this Plan shall not be assigned, encumbered, or pledged except by will or the laws of intestate descent and distribution. An Option is exercisable during the Grantee's lifetime only by the Grantee, and with respect to a Nonqualified Stock Option the Committee may, in its exclusive discretion, grant greater transferability rights.

     (e) The Corporation and its Subsidiaries, as applicable, may require that the Grantee make such provision, or provide such authorization so that the Corporation or Subsidiary can satisfy its obligation to withhold or otherwise pay for employment, excise, income, and payroll taxes of the Grantee arising from the grant, exercise, or cancellation of Options, or the sale of Common Stock acquired on the exercise of an Option, or arising from the grant, vesting, Code Section 83(b) election, or cancellation of Restricted Stock Awards, or the sale of Common Stock acquired pursuant to a Restricted Stock Award. This authority and discretion includes without limitation the right to withhold or receive Common Stock, other securities, and property, and to make cash payments in respect thereof.

     (f) No Grantee of an Option has any rights of a shareholder until the Grantee exercises the Option.

     (g) This Plan is governed by the laws of the State of New York regardless of the laws that might otherwise apply under the applicable principles of conflict of laws.

     (h)   References  to  any  statutory  and  regulatory   provision   include
corresponding successor provisions.

     (i) The headings and captions contained in this Plan are inserted as a matter of convenience, and do not construe, define, extend, interpret, or limit any provision of this Plan.

11.  Amendment and Termination

     (a) The Board may amend, discontinue, suspend, or terminate this Plan at any time and from time to time; provided, however, that no such action shall adversely affect the rights of Grantees of Options and Restricted Stock Awards previously granted, and that any shareholder approval necessary or desirable to comply with applicable law or listing requirement must be obtained.

     (b) The Board may terminate and liquidate this Plan and accelerate the exercisability of Options and vesting of Restricted Stock Awards (i) within twelve (12) months of a dissolution taxed under Code Section 331, or with the approval of a bankruptcy court under 11 U.S.C. ss. 503(b)(1)(A), provided that the Grantee recognizes income upon the latest of the calendar year in which the termination occurs, the calendar year in which an amount is no longer subject to a substantial risk of forfeiture, and the first calendar year in which the payment is administratively practicable; or (ii) within thirty (30) days preceding or the twelve (12) months following a Change in Control.

12.  Effective Date and Duration of Plan

     This Plan shall be effective immediately upon its adoption by the Board, subject to the approval of this Plan with respect to Options by the Corporation's shareholders either before or within one year after the effective date. Options granted prior to the date that shareholder approval is obtained are conditioned on receipt of this approval; the Options may not be exercised, nor shall any shares of Common Stock be delivered on exercise of an Option, prior to the date that shareholder approval is obtained. This Plan shall terminate ten (10) years from the earlier of the date that this Plan is adopted by the Board, and the date that the Corporation's shareholders approve this Plan; provided, however, that termination of this Plan shall not adversely affect the rights of Grantees of Options and Restricted Stock Awards previously granted.

13.  Notices and Time

     All notices given under this Plan must be in writing. Except as otherwise provided in this Plan, all periods of time begin or end, as the case may be, on the date the notice is sent via facsimile transmission and receipt confirmed, the date personally delivered to any recipient, the date deposited with an overnight delivery service with tracking capability for next business day delivery, or on the date of mailing by certified mail, return receipt requested, postage prepaid, addressed to the recipient. In computing the number of days, the date of facsimile transmission and receipt confirmed, the date of personal delivery, the date of deposit with an overnight delivery service with tracking capability for next business day delivery, or the date of mailing, is included. Notice of change of address is deemed given only when received.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ESPEY MFG. & ELECTRONICS CORP.

                                  PROXY FOR THE
                       2007 ANNUAL MEETING OF SHAREHOLDERS
                                November 30, 2007

                                     COMMON

The undersigned hereby appoints Alvin O. Sabo and Carl Helmetag as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the 2007 Annual Meeting of Shareholders to be held on November 30, 2007 or any adjournment thereof.

1. TO ELECT: two Class B Directors Barry Pinsley and Seymour Saslow to serve for a three year term expiring at the 2010 annual meeting or until his successor is duly elected and qualifies.

     SEYMOUR SASLOW             [_]  FOR    [_]  WITHHOLD AUTHORITY
     BARRY PINSLEY              [_]  FOR    [_]  WITHHOLD AUTHORITY

     The Board of Directors recommends a vote FOR these nominees.
                                              ---

2. TO RATIFY the appointment of Rotenberg & Company, LLP as the independent public accountants of the Company for fiscal year ending June 30, 2008.

     [_]  FOR           [_]  AGAINST           [_]  ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.
                                              ---

3. TO APPROVE The Espey Mfg. & Electronics Corp. 2007 Stock Option and Restricted Stock Plan.

     [_]  FOR           [_]  AGAINST           [_]  ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.
                                              ---

               No other business may be transacted at the meeting.

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Shareholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
     ^ Detach here, sign, date and mail in postage paid envelope provided. ^

                         ESPEY MFG. & ELECTRONICS CORP.
--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                           FOR PROPOSALS 1, 2 AND 3.

     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------

---------------------------------------

---------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ESPEY MFG. & ELECTRONICS CORP.

                                  PROXY FOR THE
                       2007 ANNUAL MEETING OF SHAREHOLDERS
                                November 30, 2007

                                      ESOP

The undersigned hereby appoints Alvin O. Sabo and Carl Helmetag as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the 2007 Annual Meeting of Shareholders to be held on November 30, 2007 or any adjournment thereof.

1. TO ELECT: two Class B Directors Barry Pinsley and Seymour Saslow to serve for a three year term expiring at the 2010 annual meeting or until his successor is duly elected and qualifies.

     SEYMOUR SASLOW             [_]  FOR    [_]  WITHHOLD AUTHORITY
     BARRY PINSLEY              [_]  FOR    [_]  WITHHOLD AUTHORITY

     The Board of Directors recommends a vote FOR these nominees.
                                              ---

2. TO RATIFY the appointment of Rotenberg & Company, LLP as the independent public accountants of the Company for fiscal year ending June 30, 2008.

     [_]  FOR           [_]  AGAINST           [_]  ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.
                                              ---

3. TO APPROVE The Espey Mfg. & Electronics Corp. 2007 Stock Option and Restricted Stock Plan.

     [_]  FOR           [_]  AGAINST           [_]  ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.
                                              ---

               No other business may be transacted at the meeting.

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
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|                                                                              |
|                                                                              |
-----------Shareholder sign above----------Co-holder (if any) sign above-------

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     ^ Detach here, sign, date and mail in postage paid envelope provided. ^

                         ESPEY MFG. & ELECTRONICS CORP.
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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                           FOR PROPOSALS 1, 2 AND 3.

     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
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IF YOUR ADDRESS HAS CHANGED,  PLEASE  CORRECT THE ADDRESS IN THE SPACE  PROVIDED
BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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